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                                                                    EXHIBIT 10.1

                             CONSENT OF ACCOUNTANT


         We hereby consent to the use of our report dated September 6, 2000, on the financial statements of Capri Corp. and Subsidiary for the years ended June 30, 2000 and 1999. Such report is being included in the Capri Corp.'s annual report on Form 10-KSB for the fiscal year ended June 30, 2000.


                                            /s/ Klesman, Halper & Co., P.C.



Palos Heights, Illinois
September 26, 2000